UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

CABELA’S CREDIT CARD MASTER NOTE TRUST

(Issuing Entity)

CABELA’S MASTER CREDIT CARD TRUST

(Issuer of Series 2004-1 certificates)

WFB FUNDING, LLC

(Depositor/Registrant)

WORLD’S FOREMOST BANK

(Sponsor)

(Exact name of Issuing Entity, Issuer of Series 2004-1 Certificate, Depositor/Registrant and Sponsor, as Specified in their Respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity)

Nebraska

(State or Other Jurisdiction of Incorporation of Registrant)

333-192577, 333-192577-01 and 333-192577-02	71-0931225
(Commission File Numbers for Registrant, Issuer	(Registrants’ I.R.S. Employer
of Series 2004-1 certificate and Issuing	Identification Nos. for Registrant)
Entity, respectively)

One Cabela Drive, Sidney, Nebraska	69160
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(402) 323-5958

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2015, Cabela’s Credit Card Master Note Trust, World’s Foremost Bank and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), entered into the Series 2015-II Indenture Supplement (the “Series 2015-II Indenture Supplement”), a copy of which is filed with this Form 8-K as Exhibit 4.1.

Item 8.01. Other Events

Opinions in Connection with the Offering

The Registrant is filing Exhibits 5.1, 5.2 and 8.1 in connection with the offer and sale of the Underwritten Notes.

Issuance of Series 2015-II Asset-Backed Notes

Reference is made to the registration statement (the “Registration Statement”) on Form S-3 (File Nos. 333-192577, 333-192577-01 and 333-192577-02) filed with the Securities and Exchange Commission on November 27, 2013 (as amended by pre-effective Amendment No. 1 filed on January 15, 2014, pre-effective Amendment No. 2 filed on February 7, 2014 and pre-effective Amendment No. 3 filed on March 6, 2014) and declared effective on March 12, 2014. On July 15, 2015, Cabela’s Credit Card Master Note Trust publicly issued $240,000,000 of the Class A-1 Fixed Rate Asset-Backed Notes, Series 2015-II (the “Class A-1 Notes”) and $100,000,000 of the Class A-2 Floating Rate Asset-Backed Notes, Series 2015-II (the “Class A-2 Notes,” and together with the Class A-1 Notes, the “Underwritten Notes”) described in a Prospectus Supplement, dated July 8, 2015, to a Prospectus, dated July 8, 2015.

On July 15, 2015, Cabela’s Credit Card Master Note Trust also issued $32,000,000 Class B Fixed Rate Asset-Backed Notes, Series 2015-II (the “Class B Notes”), $17,000,000 Class C Fixed Rate Asset-Backed Notes, Series 2015-II (the “Class C Notes”), and $11,000,000 Class D Fixed Rate Asset-Backed Notes, Series 2015-II (the “Class D Notes”) to World’s Foremost Bank, an affiliate of Cabela’s Credit Card Master Note Trust. The Class B Notes, Class C Notes and Class D Notes were offered and sold without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption set forth in Section 4(2) of the Act.

Use of Proceeds – Underwritten Notes

The public offering of the Underwritten Notes was made under the Registration Statement and was terminated on July 15, 2015, upon the sale of all of the Underwritten Notes. The underwriters of the Underwritten Notes were Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBC Capital Markets, LLC.

The price to the public of the Class A-1 Notes was $239,904,504 (or 99.96021%). The price to the public of the Class A-2 Notes was $100,000,000 (or 100.00000%). During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Underwritten Notes with respect to underwriting commissions and discounts was $995,000. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Underwritten Notes are $338,909,504. Other expenses, including legal fees and other costs and expenses relating to the offer of the Underwritten Notes, are reasonably estimated to be $615,000, and net proceeds to the Issuer from the sale of the Underwritten Notes, after deduction of expenses, are reasonably estimated to be $338,294,504. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds from the sale of the Underwritten Notes, after deducting the underwriting commissions and discounts, and expenses above, were used to reduce amounts outstanding under the Series 2011-III variable funding notes and to purchase credit card receivables from World’s Foremost Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

EXHIBIT NO.	DOCUMENT DESCRIPTION

4.1	Series 2015-II Indenture Supplement

5.1	Opinion of Kutak Rock LLP with respect to legality

5.2	Opinion of Kutak Rock LLP with respect to legality

8.1	Opinion of Kutak Rock LLP with respect to tax matters

23.1	Consent of Kutak Rock LLP (included in Exhibits 5.1, 5.2 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2015	WFB FUNDING, LLC, as Depositor

	By:	WFB Funding Corporation, its Managing Member

By: /s/ Kevin J. Werts
Name: Kevin J. Werts Title: Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 4.1	Series 2015-II Indenture Supplement

Exhibit 5.1	Opinion of Kutak Rock LLP with respect to legality

Exhibit 5.2	Opinion of Kutak Rock LLP with respect to legality

Exhibit 8.1	Opinion of Kutak Rock LLP with respect to tax matters

Exhibit 23.1	Consent of Kutak Rock LLP (included in Exhibits 5.1, 5.2 and 8.1)

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